TherapeuticsMD, Inc. 10-Q

Exhibit 10.1

THIRD AMENDMENT TO LEASE

THIS THIRD AMENDMENT TO LEASE (the “Third Amendment”) is made and entered into as of the Effective Date hereof, by and between 6800 BROKEN SOUND LLC, a Florida limited liability company and its successors or assigns (“Landlord”), and THERAPEUTICSMD, INC., a Nevada corporation authorized to do business in Florida (“Tenant”).

RECITALS:

A.          Landlord and Tenant have entered into that certain Lease with the Effective Date of May 13, 2013 (the “First Lease”) for the Lease of that certain Premises described within the Lease as the entire third floor of the Building located at 6800 Broken Sound Parkway, Boca Raton, Florida (“First Premises”).

B.          Subsequently, Landlord and Tenant entered into that certain First Amendment to Lease dated February 19, 2015 (“First Amendment”), which, among other things, modified the Premises to also include Suite 100 of the Building (as defined in the Lease) (the “Second Premises”).

C.          Subsequently, Landlord and Tenant entered into that certain Second Amendment to Lease effective as of April 26, 2016 (“Second Amendment”, and together with the First Lease and the First Amendment, the “Original Lease”; the Original Lease, as modified by this Third Amendment, is referred to herein as the “Lease”), which among other things, modified the Premises to also include Suite 125 of the Building (as defined in the Lease) (the “Third Premises” and together with the First Premises and the Second Premises, the “Original Premises”).

Landlord and Tenant desire to modify and amend the Original Lease to expand the Premises to include Suite 150 of the Building, which suite consists of approximately 8,363 rentable square feet, and to modify such other terms and conditions of the Original Lease consistent with the addition of the additional rentable square footage.

D.          Landlord and Tenant desire to enter into such other terms, conditions, and amendments to the Lease as are more specifically set forth herein.

NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions contained herein, and for separate consideration, the receipt and sufficiency of which is hereby acknowledged and agreed to by the parties hereto, the Landlord and Tenant do hereby agree as follows:

1.0	Recitals. The above recitals are hereby ratified and confirmed as being true and correct and are incorporated herein in all respects.

2.0	Definitions. All terms defined herein shall have the identical definitions as ascribed to within the Original Lease, except where such definition is expressly modified herein.

3.0	Effective Date. The Effective Date of this Third Amendment to Lease shall be the date and time of the last party to fully execute this Third Amendment.

4.0	Premises. Commencing on November 1, 2016 (“Additional Premises Commencement Date”), the Premises as defined in Article 1 BASIC PROVISIONS of the Original Lease shall be amended and restated in its entirety to read as follows:

“B.          Premises: The entire third floor of the Building as outlined on the floor plan attached to the Lease as Exhibit “A”, that certain space designated as Suite 100 located at the Building, that certain space designated as Suite 125 located at the Building, and that certain space designated as Suite 150 located at the Building.”

For all purposes of the Original Lease and this Third Amendment, commencing upon the Additional Premises Commencement Date, where the defined term “Premises” is used the same shall be defined as the entire third floor of the Building as outlined on Exhibit “A” to the Lease, Suite 100, Suite 125, and Suite 150. Where the defined term “Additional Premises” is used in this Third Amendment, the same shall be defined solely as Suite 150 at the Building, and where the defined term “Original Premises” is used herein the same shall be defined solely as the entire third floor of the Building together with Suite 100 of the Building and Suite 125 of the Building.

5.0	Additional Premises Occupancy Date. Landlord shall allow Tenant occupancy of the Additional Premises on the Additional Premises Commencement Date.

6.0	Term. The Term for the Additional Premises shall commence upon the Additional Premises Commencement Date and be coterminous with the Term for the Original Premises. The Renewal Option set forth in Article 33 of the Lease shall also apply to the Additional Premises, and in the event Tenant should exercise the Renewal Option, it must be exercised for both the Original Premises and the Additional Premises.

7.0	Additional Premises Rentable Area. The Additional Premises Rentable Area consists of approximately 8,363 rentable square feet and constitutes 16.46% percent of the gross rentable square footage of the Building, which is 50,809 rentable square feet. Commencing upon the Additional Premises Commencement Date, the Premises shall consist of approximately 33,124 rentable square feet and constitute collectively for both the Original Premises and Additional Premises 65.19% of the Gross Rentable square footage of the Building. The square footage and percentages set forth herein shall be deemed conclusive, with the Landlord and Tenant agreeing upon the square footage and percentages to be paid which may take into account any loss factor, area located between demising walls, and/or may include exterior wall structures. The parties acknowledge and agree that the Tenant is satisfied with the square footage calculation and the percentage calculation and accepts the same, thereby waiving any right to object to the square footage or percentage calculation in the future.

8.0	Tenant’s Share of Taxes. The Lease, Article 1: BASIC PROVISIONS (I) Tenant’s Share of Taxes is hereby amended and restated in its entirety to read as follows:

“I.          Tenant’s Share of Taxes: Commencing on the Additional Premises Commencement Date, Tenant’s Share of Taxes shall be 65.19% subject to Article 4 and Article 32 of the Lease. To the extent required for any calculation the Tenant’s Share attributable to the Additional Premises shall be 16.46%.”

9.0	Tenants Share of Expenses. The Lease, Article 1: BASIC PROVISIONS (J) Tenant’s Share of Expenses are hereby amended and restated in their entirety to read as follows:

“J.          Tenant’s Share of Expenses: Commencing on the Additional Premises Commencement Date, Tenants share of Expenses shall be 65.19% subject to Article 4 and Article 32 of the Lease. To the extent required for any calculation the Tenant’s Share attributable to the Additional Premises shall be 16.46%.”

10.0	Base Rent: The Tenant shall pay the following Rent amounts:

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A.	First Premises. Commencing on the Additional Premises Commencement Date, the Base Rent for the First Premises as defined in Article 1: BASIC PROVISIONS (K), and as set forth in Exhibit E of the First Lease with respect to the First Premises, is hereby amended and restated in its entirety to reflect the Base Rent amounts set forth below:

Schedule of Base Rent

Lease Term	Annual Base Rent per Square Foot	Annual Base Rent	Monthly Base Rent	Monthly CAM	Monthly Total

5/1/16-6/31/16	$16.48	$291,465.28	$24,288.77	$19,159.83	$29,616.83	*+
7/1/16-3/31/17	$16.48	$291,465.28	$24,288.77	$19,159.83	$30,503.33	*+
4/1/17-6/31/17	$16.97	$300,131.42	$25,010.95	TBD	TBD	*+
7/1/17-3/31/18	$16.97	$300,131.42	$25,010.95	TBD	TBD	*+
4/1/18-6/31/18	$17.48	$309,151.28	$25,762.61	TBD	TBD	*+
7/1/18-9/30/18	$17.48	$309,151.28	$25,762.61	TBD	TBD	*+
10/1/18-3/31/19	$17.48	$309,151.28	$25,762.61	TBD	TBD	*
4/1/19-3/31/20	$18.00	$318,348.00	$26,529.00	TBD	TBD	*
4/1/20-3/31/21	$18.54	$327,898.44	$27,324.00	TBD	TBD	*
4/1/21-10/31/21	$19.10	$337,802.60	$28,150.22	TBD	TBD	*

*Tenant shall pay all legally required sales tax together with each payment of Rent.

+With respect to the First Premises, the installments of Rent qualified by this symbol are subject to the Rent Maximum Payment Ceiling set forth in the chart below. If the Monthly Base Rent plus the Monthly CAM (referred to as “Expenses” in the Original Lease) exceed the applicable monthly Rent Maximum Payment Ceiling set forth below, then the Rent due for the applicable month shall be the applicable monthly Rent Maximum Payment Ceiling set forth below. Notwithstanding any term or condition of the Lease, the Second Premises, Third Premises and/or Additional Premises Base Rent, Taxes, Expenses and/or other amounts due shall not be subject to, or used in any manner in calculating the Rent Maximum Payment Ceiling pursuant to the Lease; the Rent Maximum Payment Ceiling shall only apply to the Rent due with respect to the First Premises (and not the Second Premises, the Third Premises or the Additional Premises). Further, the Rent Maximum Payment Ceiling shall cease to apply to the First Premises starting on October 1, 2018.

Rent Maximum Payment Ceiling Schedule

Lease Term	Rent Maximum Payment Ceiling (Annual)		Monthly Rent Maximum Payment Ceiling

5/1/16-6/31/16	$355,402.00	*	$29,616.83	*
7/1/16-3/31/17	$366,064.00	*	$30,505.33	*
4/1/17-6/31/17	$366,064.00	*	$25,010.95	*
7/1/17-3/31/18	$377,045.00	*	$31,420.42	*
4/1/18-6/31/18	$377,045.00	*	$31,420.42	*
7/1/18-9/30/18	$97,089.00 (for 3 months)	*	$32,363.00	*

*Tenant shall pay all legally required sales tax together with each payment of Rent.

B.	Second Premises and Third Premises. The Base Rent for the Second Premises and the Third Premises remains as set forth in the Original Lease (specifically as set forth in the Second Amendment). Tenant shall continue to pay such Base Rent amounts for the Second Premises and Third Premises in addition to the Base Rent set forth in (A) above with respect to the First Premises and the Base Rent set forth in (C) below with respect to the Additional Premises.

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C.	Additional Premises. Commencing on the Additional Premises Commencement Date, the Base Rent for the Additional Premises shall be as follows:

Lease Term	Annual Base Rent per Square Foot	Annual Base Rent	Monthly Base Rent	Monthly CAM	Sales Tax		Monthly Total

11/1/16-3/31/17	$16.48	$137,822.24	$11,485.19	$9,059.92	$1,232.71		$21,777.82
4/1/17-3/31/18	$16.97	$141,920.11	$11,826.66	TBD	TBD	*	TBD
4/1/18-3/31/19	$17.48	$146,185.24	$12,182.10	TBD	TBD	*	TBD
4/1/19-3/31/20	$18.00	$150,534.00	$12,544.50	TBD	TBD	*	TBD
4/1/20-3/31/21	$18.54	$155,050.02	$12,920.84	TBD	TBD	*	TBD
4/1/21-10/31/21	$19.10	$159,733.00	$13,311.11	TBD	TBD	*	TBD

*Tenant shall pay all legally required sales tax together with each payment of Rent.

Except as expressly set forth herein, nothing contained in this Third Amendment shall diminish or reduce in any manner all amounts due and owing pursuant to the Original Lease for the Original Premises.

11.0	Additional Rent. For all purposes as set forth within the Lease and for the Additional Premises, the Lease shall be deemed a triple net lease and Tenant shall be responsible for payment of Tenant’s Share of all Expenses, Taxes and other amounts as defined and allowed pursuant to the Lease and Landlord shall be entitled to pass through Tenant’s Share of all Expenses, Taxes and other amounts necessary to operate the Building, the Premises and Common Areas as set forth within the Original Lease, as amended by this Third Amendment.

12.0	Security Deposit. Eleven Thousand Four Hundred Eighty-Five Dollars and 19/100 ($11,485.19) Dollars shall be paid by Tenant to Landlord upon Tenant’s execution of this Third Amendment to Lease. This amount shall be held as Security Deposit pursuant to all terms and conditions of the Lease in addition to all amounts previously received as a Security Deposit.

13.0	Furniture. Tenant shall have the right to use any office furniture of Landlord located within the Additional Premises as of the Commencement Date and during the Term of the Lease at no additional cost to Tenant. The foregoing shall not grant any rights of ownership to any such office furniture to Tenant. All such furniture shall remain at the Additional Premises upon Tenant’s vacating of the Additional Premises.

14.0	Additional Premises Tenant Improvements. Tenant has performed such inspections of the Additional Premises as it deemed necessary in its sole and absolute discretion and understands the Tenant acceptance of the Additional Premises in accordance with the terms and conditions contained herein is a material inducement to Landlord entering into this Third Amendment. Tenant hereby accepts the Additional Premises in its “AS IS, Where Is” condition with any and all faults. Landlord shall have no responsibility or obligation whatsoever to perform any repairs, improvements or alterations to the Additional Premises in any manner and all alterations or improvements which Tenant may desire to the Additional Premises shall be at Tenants sole cost and expense and shall be performed in accordance with all other terms and conditions required pursuant to the Lease.

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15.0	Lease Terms and Conditions. Commencing upon the Additional Premises Commencement Date, other than as specifically provided for herein with respect to the Additional Premises, all the terms and conditions of the Original Lease shall also apply to and govern the Additional Premises. Tenant agrees that upon the Additional Premises Commencement Date, Tenant shall continue to be responsible for compliance with and satisfying all terms and conditions of the Original Lease, as amended by this Third Amendment, and specifically with those terms and conditions as are specifically set forth with respect to the Additional Premises herein which Tenant shall also be responsible for commencing upon the Additional Premises Commencement Date. Except to the extent any terms and conditions specifically provided for in this Third Amendment being specifically applicable to the Additional Premises, all terms and conditions of the Original Lease shall apply to and bind both the Additional Premises, in addition to the Original Premises. Notwithstanding the foregoing, this shall in no way diminish or reduce any responsibility, obligation or liability of Tenant pursuant to the Original Lease with respect to the Original Premises, but all such terms, conditions, obligations and responsibilities of Tenant with respect to the Original Premises shall continue for the full Term of the Lease.

16.0	Estoppel. Tenant hereby represents and warrants that Tenant is not in default of any term or condition of the Lease and that the Lease is in full force and effect and is the binding obligation of the Tenant in accordance with all terms and conditions of the Original Lease, as supplemented or amended herein. Tenant further acknowledges and represents that the Landlord is not in default of any term or condition of the Lease, and the Lease is in full force and effect in accordance with its terms.

17.0	Notices. All notices, communications and statements required or permitted under the Lease, as amended by this Third Amendment, shall be in writing, delivered in person or sent by United State Registered or Certified Mail, return receipt requested, with postage prepaid, or Express Mail or Federal Express (or other similar courier service having a delivery system which provides for or makes available a signed receipt of delivery) addressed to the parties as follows:

AS TO TENANT:	AS TO LANDLORD:

TherapeuticsMD, Inc. Attention: Mitchell Krassan 6800 Broken Sound Parkway NW 3rd Floor Boca Raton, FL 33487 Phone: 516-961-1900	6800 Broken Sound, LLC Attention: Marc Bell 6800 Broken Sound Parkway Boca Raton, FL 33487 Phone: (561) 988-1700

With Copy to:	With Copy to:

TherapeuticsMD, Inc. Attention: Legal Dept. 6800 Broken Sound Parkway NW 3rd Floor Boca Raton, FL 33487	Brenda J. Goerks, Esq. Akerman LLP Three Brickell City Centre 98 Southeast Seventh Street Suite 1100

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Mail service shall be deemed effective upon the earlier of either seventy-two (72) hours after deposit in the U.S. mail, in accordance herewith, or upon receipt or refusal to accept receipt by a reputable courier service. Either party by written notice to the other may designate additional parties to receive copies of notices sent to it. Such designees may be changed by written notice. Either party may at any time, in the manner set forth for giving notice to the other, designate a different address to which notices, communication and statements to it shall be sent.

18.0	Duplicate Counterparts. This Third Amendment may be executed by the parties in duplicate counterparts and when taken together the same shall make one complete and binding document. This Third Amendment may be executed in full via facsimile transfer or electronic transmission, which facsimile copy or electronic transfer shall be deemed as binding as an original. All parties hereto may rely upon such facsimile copy or electronic transfer as though it were an original.

19.0	Superseding Clause. The terms and conditions of this Third Amendment shall supersede, amend and modify all terms and conditions of the Lease. In the event of any conflict between the terms and conditions contained herein and the terms and conditions contained in the Lease, all terms and conditions contained in this Third Amendment shall control. In all other respects, all terms and conditions of the Lease shall remain in full force and effect.

[Signature Page to Follow]

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IN WITNESS WHEREOF, the parties have executed this Lease as of the last date set forth below.

WITNESSES:	LANDLORD:
6800 Broken Sound LLC, a Florida limited liability company

Jennifer Goldfarb	By:	/s/ Marc Bell
Print Name:		Marc Bell, Manager

	Date:	10/04/2016
Print Name:

LANDLORD ACKNOWLEDGMENT

STATE OF	Florida	)
		)	ss:
COUNTY OF	Palm Beach		)

The foregoing instrument was acknowledged before me this   4th  day of   October    , 2016 by Marc Bell, as Manager of 6800 Broken Sound LLC, a Florida limited liability company, on behalf of the company. He/she personally appeared before me, is personally known to me or produced _______________________ as identification.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public	/s/ Julie Candia
Printed Name:	Julie Candia
My Commission Expires:	4/19/2020

[Tenant Signature Page to Follow]

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TENANT:

TherapeuticsMD, Inc., a Nevada corporation authorized to do business in Florida

/s/ Marlan D. Walker		By:	/s/ Robert Finizio
Print Name:	Marlan D. Walker	Print Name:	Robert Finizio
		Title:	Chief Executive Officer
/s/ Julia M. Amadio		Date:	10/3/2016
Print Name:	Julia M. Amadio

TENANT ACKNOWLEDGMENT

STATE OF	Florida	)
		)	ss:
COUNTY OF	Palm Beach		)

The foregoing instrument was acknowledged before me this 3rd day of October   , 2016 by   Robert Finizio   as     CEO      of TherapeuticsMD, Inc., a Nevada corporation authorized to do business in Florida, on behalf said _______________________. He/she personally appeared before me, is personally known to me or produced _______________________ as identification.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                                                                                                                                  /s/ Giuseppina N. Gamby

Notary Public	Guiseppina N. Gamby
Printed Name:	Giuseppina N. Gamby
My Commission Expires:	01/27/2017

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